SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         Volt Information Sciences, Inc.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

VOLT                                             VOLT INFORMATION SCIENCES, INC.
--------------------------------------------------------------------------------
560 Lexington Avenue
New York, New York 10022-2928
(212) 704-2400

                                                        February 28,2006

TO OUR SHAREHOLDERS

We are pleased to invite you to attend the annual meeting of stockholders of Volt Information Sciences, Inc. to be held on Thursday, April 6, 2006 at 10:OO a.m., local time, at the First Floor Atrium, Volt Corporate Park, 2401 N. Glassell Street, Orange, CA 92865. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote by mailing a proxy card. Voting by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. Please review the instructions on the proxy card regarding each of these voting options. Pursuant to Section 303A.l2(a) of the Rules of the NYSE, a company's annual report to its shareholders must disclose that the previous year's ss.12(a) CEO Certification was submitted to the NYSE. As required, the Company's ss.12(a) CEO Certification for the previous year was submitted to the NYSE on May 3, 2005, and certifies that the CEO was not aware of any violation by the Company of NYSE's Corporate Governance listing standards.

Thank you for your ongoing support of and continued interest in Volt Information Sciences, Inc.

Sincerely,
William Shaw

President and Chairman of the Board

                         VOLT INFORMATION SCIENCES, INC.
                              560 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-2928

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 6, 2006

TO THE SHAREHOLDERS OF
VOLT INFORMATION SCIENCES, INC.

The Annual Meeting of Shareholders of Volt Information Sciences, Inc. (the "Company") will be held at the First Floor Atrium, Volt Corporate Park, 2401 N. Glassell Street, Orange, CA 92865, on Thursday, April 6, 2006, at 10:00 a.m., Pacific time, to consider the following:

         1. The election of four Class I directors to serve until the 2008 Annual Meeting of Shareholders and until their respective successors are elected and qualified;

         2. A proposal to ratify the action of the Audit Committee of the Board of Directors in appointing Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending October 29, 2006; and

         3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 22, 2006 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.

                                           By Order of the Board of Directors

                                                    Jerome Shaw, Secretary

New York, New York
February 28, 2006

                         VOLT INFORMATION SCIENCES, INC.
                              560 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-2928

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement, to be mailed on or about February 28, 2006, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company" or "Volt"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on April 6, 2006 and at any adjournments or postponements thereof (the "Annual Meeting").

Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on February 22, 2006 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were issued and outstanding 15,380,345 shares of Common Stock of the Company.
Each issued and outstanding share of Common Stock on that date is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of at least 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

All Proxies received will be voted in accordance with the specifications made thereon. Proxies received without specification on a matter will be voted as follows on that matter: (a) for the election of all nominees named herein to serve as directors, and (b) in favor of the proposal to ratify the appointment of Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm for the Company's fiscal year ending October 29, 2006 ("fiscal 2006"). Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the Annual Meeting. If any other matters or motions come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions, including any matter dealing with the conduct of the Annual Meeting. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 560 Lexington Avenue, New York, New York 10022-2928, by voting at the Annual Meeting or by submitting a later dated proxy.

The Company maintains a Savings Plan (the "Savings Plan") in which separate accounts are maintained for Common Stock held under the Employee Stock Ownership Plan (the "ESOP Account") and 401(k) Plan (the "401(k) Account") features of the Savings Plan. Subaccounts are maintained for each participant under the ESOP Account and 401(k) Account. Separate Proxies are being transmitted to each employee of the Company who is a participant in the Savings Plan. Shares held in a participant's subaccounts will be voted by the trustee of the Savings Plan as directed by the participant in a signed Proxy for Savings Plan participants which is timely returned to the Savings Plan's trustee or its designee. Shares as to which the Savings Plan trustee does not receive a timely direction will be voted by the trustee as directed by the administrator of the Savings Plan in such manner as the Savings Plan administrator deems proper in its fiduciary capacity for the benefit of the Savings Plan and its participants.

A plurality of votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. The affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of Ernst & Young as the Company's independent registered public accounting firm for fiscal 2006. Votes withheld, in the case of the election of directors, and abstentions and any broker non-votes with respect to the ratification of independent registered public accounting firm, are not considered votes cast with respect to that matter and, consequently, will have no effect on the vote on that matter, but are counted in determining a quorum.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                         OWNERS, MANAGEMENT AND NOMINEES

The following table sets forth information, as of February 15, 2006 (except as described in the footnotes to the following table), with respect to the beneficial ownership of Common Stock, the Company's only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock,
(b) each of the executive officers named in the Summary Compensation Table contained under "Executive Compensation", (c) each of the directors of the Company, including nominees to serve as directors, and (d) executive officers and directors as a group:

NAME AND ADDRESS                                        AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP (1)               PERCENT OF CLASS (2)
-------------------                                    ------------------------               --------------------
William Shaw                                                    2,876,044 (3)(4)                      18.6%
c/o Volt Information Sciences, Inc.
560 Lexington Avenue
New York, NY 10022-2928

Jerome Shaw
c/o Volt Information Sciences, Inc.                             3,633,908 (3)(5)                      23.6%
2401 N. Glassell Street
Orange, CA 92665

Dimensional Fund Advisors Inc.                                  1,325,086 (6)                          8.6%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Barclays Global Investors, NA                                     912,454 (7)                          5.9%
45 Fremont Street
San Francisco, CA  94105

Lloyd Frank                                                       962,362 (8)                          6.3%
c/o Troutman Sanders LLP
405 Lexington Avenue
New York, NY  10174

Steven A. Shaw                                                    867,944 (3) (9)                      5.6%
c/o Volt Information Sciences, Inc.
560 Lexington Avenue
New York, NY  10022-2928

Bruce G. Goodman                                                  817,450 (10)                         5.3%
c/o Hinckley, Allen & Snyder LLP
28 State Street
Boston, MA  02109-1775


                                       2

Linda Shaw                                                        817,450 (11)                         5.3%
c/o Bruce G. Goodman
Hinckley, Allen & Snyder LLP
28 State Street
Boston, MA  02109-1775

Howard B. Weinreich                                                43,581 (3)                          *

James J. Groberg                                                   30,884 (3)                          *

Thomas Daley                                                       19,512 (3)                          *

Mark N. Kaplan                                                     10,500 (3)                          *

Theresa A. Havell                                                   4,000                              *

William H. Turner                                                   1,000                              *

All executive officers and directors as a                       7,385,244 (12)                        47.4%
group (15 persons, including the foregoing)
----------------------------------------

(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their beneficially owned shares. Shares beneficially owned include shares held in the executive officer's ESOP Account and 401(k) Account.

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person that are not outstanding but that are issuable upon exercise of the portion of options held by such person that are exercisable on or within 60 days after February 15, 2006 are considered outstanding for the purpose of computing the percentage of outstanding Common Stock that would be owned by that person if the options were exercised, but (except for the calculation of the beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3) Includes the following shares issuable upon the exercise of the portion of options granted by the Company that are exercisable on or within 60 days after February 15, 2006: William Shaw, 45,000 shares; Jerome Shaw, 45,000 shares; Steven A. Shaw, 40,000 shares; Howard B. Weinreich, 20,000 shares; James J. Groberg, 29,300 shares; Thomas Daley, 7,100 shares; and Mark N. Kaplan, 7,500 shares.

(4) Includes (i) 2,103,457 shares owned by William Shaw as trustee under two trusts for his benefit and (ii) 3,833 shares held by a family foundation of which Mr. Shaw and two other members of his family are trustees, as to which shares Mr. Shaw disclaims beneficial ownership.

(5) Includes (i) 1,282,901 shares owned by Jerome Shaw and his wife as trustees of a revocable trust for their benefit or as community property, as to which shares they may be deemed to have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that the shares in trust be transferred to him at any time),
         (ii) 1,114,048 shares owned by Mr. Shaw as trustee under two trusts for his benefit, (iii) 201,250 shares owned by Mr. Shaw and his wife as trustees of a trust for the benefit of one of their children, as to which shares Mr. and Mrs. Shaw may be deemed to have shared voting and investment power; (iv) 6,750 shares owned by Mr. Shaw's wife, as to which shares Mr. Shaw disclaims beneficial ownership; (v) an aggregate of 294,502 shares owned by Mr. Shaw, Michael Shaw, Steven A. Shaw and Lloyd Frank as co-trustees of a trust for the benefit of three of Jerome Shaw's children; (vi) 9,500 shares held by a family foundation of which Mr. Shaw is a director as to which shares Mr. Shaw disclaims beneficial ownership and (vii) an aggregate of 657,331 shares owned by Jerome Shaw, Linda Shaw, Deborah Shaw Sevy and Lloyd Frank as co-trustees of a trust for the benefit of the children of William Shaw. The inclusion of the shares in clauses (iii), (v) and
         (vii) is not an admission of beneficial ownership of those shares by Mr. Shaw.

(6) Based on information as of December 31, 2005 contained in a Schedule 13G amendment dated February 1, 2006 which indicates that Dimensional Fund Advisors Inc., an investment advisor, has sole voting and/or investment power as to these shares which are owned by investment funds as to which it furnishes investment advice or serves as investment manager, but as to which it disclaims beneficial ownership.

(7) Based on information as of December 31, 2005 contained in a Schedule 13G dated January 31, 2006 which indicates that Barclays Global Investors, NA, a bank, has sole voting power over 660,459 shares and has sole dispositive power over 713,148 shares and Barclays Global Fund Advisors, an investment advisor, has sole voting and dispositive power over an additional 199,306 shares.

(8) Includes (i) 2,529 shares owned by Mr. Frank's wife, as to which shares Mr. Frank disclaims beneficial ownership, (ii) 294,502 shares owned by Mr. Frank, Jerome Shaw, Michael Shaw and Steven A. Shaw as co-trustees of a trust for the benefit of three children of Jerome Shaw and (iii) an aggregate of 657,331 shares owned by Mr. Frank, Jerome Shaw, Linda Shaw and Deborah Shaw Sevy as co-trustees of a trust for the benefit of the children of William Shaw. The inclusion of the shares in clauses
         (ii) and (iii) is not an admission of beneficial ownership of those shares by Mr. Frank.

(9) Includes (i) 9,298 shares held by Steven A. Shaw as trustee of trusts for the benefit of two of his nephews, as to which Mr. Shaw disclaims beneficial ownership, and (ii) an aggregate of 294,502 shares owned by Steven A. Shaw, Jerome Shaw, Michael Shaw and Lloyd Frank as co-trustees of a trust for the benefit of the children of Jerome Shaw, of whom Steven A. Shaw is one.

(10) Includes (i) 400 shares owned by Mr. Goodman as custodian for his children, (ii) 1,000 shares owned by Mr. Goodman as trustee of an irrevocable trust for the benefit of his children, (iii) 124,798 and 9,496 shares owned by Mr. Goodman's wife, Linda Shaw, individually, and as custodian for one of her children, respectively, (iv) 9,096 shares owned by Mr. Goodman's wife, as custodian for their child, (v) 3,833 shares held by a family foundation of which Mr. Goodman's wife and two other members of her family are trustees, as to all of which shares Mr. Goodman disclaims beneficial ownership and (vi) an aggregate of 657,331 shares owned by Mr. Goodman's wife, Jerome Shaw, Deborah Shaw Sevy and Lloyd Frank as co-trustees of a trust for the benefit of the children of William Shaw, one of whom is Mr. Goodman's wife. The inclusion of the shares in clauses (ii), (iii), (iv) and (vi) is not an admission of beneficial ownership of those shares by Mr. Goodman.

(11) Includes (i) 9,496 and 9,096 shares owned by Ms. Shaw as custodian for two of her children, respectively, (ii) an aggregate of 657,331 shares owned by Ms. Shaw, Jerome Shaw, Deborah Shaw Sevy and Lloyd Frank as co-trustees of a trust for the benefit of the children of William Shaw, of whom Linda Shaw is one, (iii) 3,833 shares held by a family foundation of which Ms. Shaw and two other members of her family are trustees as to which shares Ms. Shaw disclaims beneficial ownership,
         (iv) 11,496 and 400 shares owned by Ms. Shaw's husband, individually, and as custodian for his children and (v) 1,000 shares owned by Ms. Shaw's husband as trustee of an irrevocable trust for the benefit of his children. The inclusion of the shares in clauses (iv) and (v) is not an admission of beneficial ownership of those shares by Ms. Shaw

(12) Includes (i) 205,500 shares issuable upon the exercise of the portion of options granted by the Company that are exercisable on or within 60 days after February 15, 2006 and (ii) the shares described in footnotes
         (4), (5), (8), (9) and (10).

                              ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of seven directors, divided into two classes. The terms of office of Class I and Class II directors expire at the 2006 and 2007 Annual Meetings of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's shareholders.

Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Lloyd Frank, Bruce G. Goodman, Mark N. Kaplan and Steven A. Shaw as Class I directors to serve until the 2008 Annual Meeting of Shareholders and, in each case, until his respective successor is elected and qualified (those persons are referred to in this Proxy Statement as the "nominees"). Each nominee has indicated his availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. Votes withheld will have no effect on the outcome of the election of directors.

BACKGROUND OF NOMINEES AND CONTINUING DIRECTORS

NOMINEES
(CLASS I)

LLOYD FRANK, 80, has been a director of the Company since March 2000. He has been Counsel to the law firm of Troutman Sanders LLP since April 2005 and was counsel to the law firm of Jenkens & Gilchrist Parker Chapin LLP from January 2005 to April 2005 and, from January 1977 until that time, was a partner in that firm (and its predecessor, Parker Chapin LLP). Mr. Frank is also a director of Dryclean USA, Inc. and Park Electrochemical Corp.

BRUCE G. GOODMAN, 57, has been a director of the Company since May 2000. He has been a partner of the law firm of Hinckley, Allen & Snyder LLP since April 1995.

MARK N. KAPLAN, 75, has been a director of the Company since April 1991. He has been Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since 1999 and, from October 1979 until that time, was a partner in that firm. Mr. Kaplan is also a director of American Biltrite, Inc., Autobytel Inc., Congoleum Corporation, DRS Technologies, Inc. and Refac.

STEVEN A. SHAW, 46, has been Executive Vice President, co-Chief Executive Officer and Chief Operating Officer of the Company since September 2005 and prior thereto served as Executive Vice President and Chief Operating Officer of the Company since March 2005, Senior Vice President of the Company from November 2000 until March 2005 and a Vice President of the Company from April 1997 to November 2000. He has been employed by the Company in executive capacities since November 1995. He has served as a director of the Company since August 1998.

DIRECTORS WHOSE TERM OF OFFICE CONTINUES AFTER THE ANNUAL MEETING (CLASS II)

WILLIAM SHAW, 81, a founder of the Company, has been President, co-Chief Executive Officer and Chairman of the Board of the Company since September 2005 and prior thereto served as President, Chief Executive Officer and Chairman of the Board since its inception in 1957. He has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957.

WILLIAM H. TURNER, 66, has been a director of the Company since August 1998. He has been Dean at Stony Brook University School of Business since February 2004. He has also been the Senior Partner of Summus Ltd., a consulting firm, since October 2002. From September 1999 until his retirement in September 2002, and, from August 1997 to August 1999, he was President of PNC Bank, New Jersey. From October 1996 to July 1997, he was President and Chief Executive Officer of Franklin Electronic Publishers, Inc. (a designer and developer of hand-held electronic information products) and, from February 1991 to September 1996, he was Vice Chairman of The Chase Manhattan Bank and its predecessor, Chemical Banking Corporation. He is also a director of Ameriprise Financial, Inc., Franklin Electronic Publishers, Inc., New Jersey Resources Corp. and Standard Motor Products, Inc.

THERESA A. HAVELL, 59, has been a director of the Company since April 2004. She has been President and Chief Executive Officer of Havell Capital Management LLC (a money management company) since 1996. Prior to 1996 Ms. Havell was a Partner, Member of Executive Committee, Director and Chief Investment Officer of the Fixed Income Group of NeubergerBerman.

William Shaw and Jerome Shaw are brothers. Steven A. Shaw is the son of Jerome Shaw. Bruce G. Goodman is the son-in-law of William Shaw. There are no other family relationships among the directors or executive officers of the Company. Messrs. William Shaw and Jerome Shaw are parties to employment agreements with the Company. See "Executive Remuneration - Employment and Termination Agreements."

CORPORATE GOVERNANCE

The Company's business and affairs are managed and under the direction of the Board of Directors. Members of the Board of Directors are kept informed of the Company's business through discussions with the Company's Chief Executive Officers and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The Company has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.

The Board of Directors met seven times during the past fiscal year. Each incumbent director attended at least 75% of the meetings of the Board of Directors and Committees on which he served which were held during the fiscal year.

INDEPENDENT DIRECTORS; EXECUTIVE SESSIONS OF THE BOARD

The Board of Directors has determined that Theresa A. Havell, Mark N. Kaplan and William H. Turner meet the current independence requirements under the listing standards of the New York Stock Exchange. The Board of Directors made these determinations based primarily upon a review of the written responses of directors to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with them. The Board of Directors determined that there were no material relationships between any of such persons and the Company that could interfere with their exercise of independent judgment and that each meets the current independence requirements applicable to independent directors under the listing standards of the New York Stock Exchange to serve on the Board of Directors.

The Board of Directors has also determined that Lloyd Frank meets the current independence requirements under the listing standards of the New York Stock Exchange. Troutman Sanders LLP and Jenkens & Gilchrist Parker Chapin LLP and its predecessor law firms, to which Mr. Frank is now Counsel, and was formerly a partner, have been retained by the Company annually since 1962 to review and advise the Company with respect to its legal position on numerous matters. These firms have also rendered professional services to William Shaw and to Jerome Shaw, for which, the Company has been advised, William and Jerome Shaw were billed directly. The fees paid by the Company to Troutman Sanders LLP and to Jenkens & Gilchrist Parker Chapin LLP with respect to services rendered by them to the Company while Mr. Frank was Counsel to such firms during the Company's 2005 fiscal year, exclusive of disbursement reimbursement, represented less than 1% of each firm's consolidated gross revenues during its 2005 fiscal year and were not material to either firm. Mr. Frank owns 8,000 shares of the Company's Common Stock and his spouse owns 2,529 shares. Mr. Frank is also one of the trustees of various trusts for the benefit of the children of William Shaw and Jerome Shaw as described above. Mr. Frank has no other interests which precluded him from being independent under the criteria for service on the Board of Directors. After considering all of the above facts and the advice of counsel, the Board of Directors has determined that, in the Board's business judgment, the relationship of Mr. Frank with the Company and with the Shaw families and the aforesaid ownership of Common Stock was not material to the Company, to Mr. Frank's law firm, or to Mr. Frank, and that such relationships did not interfere with Mr. Frank's exercise of his independent judgment and that he meets the current independence requirements applicable to independent directors under the listing standards of the New York Stock Exchange to serve on the Board of Directors.

The Company has held executive sessions of the non-management directors. In accordance with the listing standards of the New York Stock Exchange, these sessions are intended to promote open discussion among non-management directors. Mark N. Kaplan has been chosen to preside at these sessions.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with the Board of Directors by sending communications to the Board of Directors, c/o Howard B. Weinreich, General Counsel and Senior Vice President, Volt Information Sciences, Inc., 560 Lexington Avenue, New York, NY 10022-2928. Mr. Weinreich will forward all such communications directly to the Board of Directors.

CODE OF BUSINESS CONDUCT AND CORPORATE GOVERNANCE GUIDELINES

The Company has a Code of Business Conduct and Ethics and corporate governance guidelines. Copies of the Company's Code of Business Conduct and Ethics and other significant corporate policies are available at the Company's website: www.volt.com, in the Investor Relations/Corporate Governance section.

COMPLIANCE WITH NEW YORK STOCK EXCHANGE CORPORATE GOVERNANCE GUIDELINES

On May 3, 2005, William Shaw, as the Chief Executive Officer of the Company, certified to the New York Stock Exchange, on which the Company's Common Stock is listed, that, as of the date of his certification, he was unaware of any violation by the Company of the New York Stock Exchange's corporate governance listing standards.

AUDIT COMMITTEE

The Audit Committee presently consists of Theresa A. Havell, Mark N. Kaplan and William H. Turner, each of whom is financially literate and meets the current independence requirements for audit committee membership under the rules of the Securities and Exchange Commission (the "SEC") and the listing standards of the New York Stock Exchange. The Board of Directors has determined that Mark N. Kaplan is an "audit committee financial expert". This determination is based on Mr. Kaplan's relevant experience as Chief Executive Officer of an investment banking firm, Chief Operating Officer of a public company, former Chairman and current member of the Audit Committee of The City of New York and as Co-Chair of the Audit Advisory Committee of the Board of Education of The City of New York. The Audit Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the publicly distributed financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in a written charter of the Audit Committee adopted by the Board of Directors, which gives the Audit Committee sole authority to select the independent registered public accounting firm, to pre-approve all audit services, and to perform periodic reviews of the performance and independence from management of the independent registered public accounting firm, and grants the Audit Committee the authority to fulfill its obligations under SEC and New York Stock Exchange requirements. Mark N. Kaplan, Chairman of the Audit Committee, has been designated by the Audit Committee to approve non-audit services to be performed by the independent registered public accounting firm. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. A copy of the Audit Committee charter, as amended through February 22, 2006, is attached as Exhibit A to this Proxy Statement. A report of the Audit Committee appears under the caption "Audit Committee Report," below.

The Audit Committee met fifteen times during the past fiscal year.

COMPENSATION COMMITTEE

The Company's Compensation Committee consists of Lloyd Frank, Theresa A. Havell, Mark N. Kaplan and William H. Turner, each of whom meets the current independence requirements for compensation committee membership under the listing standards of the New York Stock Exchange. Mr. Turner serves as chair of the Compensation Committee. The Compensation Committee met twice during the past fiscal year.

The responsibilities of the Compensation Committee are set forth in a written charter adopted by the Board of Directors which gives the Compensation Committee authority to approve and evaluate the director and officer compensation plans, policies and programs of the Company; and prepare an annual report on executive compensation for inclusion in the Company's proxy statement for its annual meeting of shareholders. A copy of the Compensation Committee's charter is available at the Company's website: www.volt.com, in the Investor Relations/Corporate Governance section.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The Company's Nominating/Corporate Governance Committee consists of Lloyd Frank, Theresa A. Havell, Mark N. Kaplan and William H. Turner, each of whom meets the current independence requirements for Nominating/Corporate Governance Committee membership under the listing standards of the New York Stock Exchange. Ms. Havell serves as chair of the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee did not formally meet during the past fiscal year separate from the full Board of Directors.

The responsibilities of the Nominating/Corporate Governance Committee include: identifying, evaluating and recommending to the Board prospective nominees for Director; reviewing the Company's corporate governance policies and making recommendations to the Board from time to time regarding matters of corporate governance; and reviewing the performance of the Board and its members. The Nominating/Corporate Governance Committee has not established a formal process to identify and evaluate prospective nominees for Director. Copies of the Company's Nominating/Corporate Governance Committee Charter and Corporate Governance Guidelines are available at the Company's website: www.volt.com, in the Investor Relations/Corporate Governance section.

Stockholders may submit names of qualified candidates for director, along with detailed information on their backgrounds, to the Company's Secretary for referral to the Nominating/Corporate Governance Committee for consideration.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent registered public accounting firm has the responsibility for the examination of the Company's annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended October 30, 2005, the Audit Committee:

o Reviewed and discussed the proposed audited financial statements for the fiscal year ended October 30, 2005 with management and Ernst & Young, the Company's independent registered public accounting firm;

o Discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

o Received the written disclosures and a letter from Ernst & Young stating that Ernst & Young was an independent registered public accounting firm with respect to the Company within the meaning of the Federal Securities Laws and the Rules and Regulations thereunder, including the independence rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002; and Rule 3600T of the Public Company Accounting Oversight Board, which designates as interim independence standards Rule 101 of the American Institute of Certified Public Accountants Code of Professional Conduct and Standards Nos. 1, 2 and 3 of the Independence Standards Board. The Audit Committee also discussed Ernst & Young's independence with Ernst & Young and considered whether the provision of non-audit services rendered by Ernst & Young was compatible with maintaining its independence under SEC rules governing the independence of a company's outside auditors (see "Ratification of Selection of Independent Registered Public Accounting Firm").

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended October 30, 2005 be included in the Company's Annual Report on Form 10-K filed with the SEC for that year.

                                  Respectfully,

                                  Mark N. Kaplan, Chair
                                  Theresa A. Havell
                                  William H. Turner

                             EXECUTIVE REMUNERATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation during the fiscal years ended October 30, 2005 ("fiscal 2005"), October 31, 2004 ("fiscal 2004") and November 2, 2003 ("fiscal 2003") of the Company's co-Chief Executive Officers and each of the four other executive officers of the Company serving as executive officers of the Company at the end of fiscal 2005 who received the highest regular cash compensation during fiscal 2005 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers"):

                                             SUMMARY COMPENSATION TABLE
                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                      ANNUAL COMPENSATION          SECURITIES
                                                    ------------------------        UNDERLYING        ALL OTHER
PRINCIPAL POSITION                   YEAR           SALARY (1)         BONUS          OPTIONS       COMPENSATION (2)
------------------                   ----           ----------         -----          -------       ----------------
William Shaw,                        2005          $455,250             --                --            $3,038
  President, Chairman and            2004           432,231             --                --             2,911
  Co-Chief Executive                 2003           413,462             --                --             2,906
  Officer

Steven A. Shaw                       2005           262,500           $10,000             --             3,302
  Executive Vice President,          2004           240,192             7,500             --             2,848
  Co-Chief Executive Officer and     2003           225,096             --            10,000             2,644
  and Chief Operating Officer

Jerome Shaw,                         2005           455,250             --                --             3,375
  Executive  Vice President          2004           432,231             --                --             3,191
                                     2003           413,462             --                --             2,989

James J. Groberg,                    2005           350,000             7,500             --               337
  Senior Vice President and          2004           345,202             --                --               365
  Chief Financial Officer            2003           338,385             --                --               365

Thomas Daley,                        2005           249,995           255,158(3)(4)       --             2,984
  Senior Vice President              2004           249,995            81,585(3)          --             2,823
                                     2003           249,995            33,327(3)       5,000             2,651

Howard B. Weinreich,                 2005           290,360            18,000             --             2,706
  Senior Vice President and          2004           274,792           170,000(5)          --             3,440
  General Counsel                    2003           258,819                --          5,000             2,583
----------------

(1)      Includes   compensation   deferred   under   the   Company's   deferred
         compensation plan and under Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Amounts in fiscal 2005 include (i) premiums under the Company's group life insurance policy ($702 for each of William Shaw and Jerome Shaw, $351 for each of Steven A. Shaw, Thomas Daley and Howard B. Weinreich and $337 for James J. Groberg) and (ii) the Company's contribution under the 401(k) Plan feature of the Savings Plan ($2,336 for William Shaw, $2,673 for Jerome Shaw; $2,951 for Steven A. Shaw; $2,633 for Thomas Daley and $2,355 for Howard B. Weinreich).

(3) Based on combined pre-tax income and improvement in performance of divisions for which Mr. Daley has management responsibility.

(4)      See also "Related Party Transactions".

(5) A substantial portion of this amount is related to services in connection with the sale of the Company's real estate during fiscal 2004.

OPTION GRANTS IN LAST FISCAL YEAR

No options were granted by the Company during fiscal 2005 to the Named Executive Officers.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth certain information concerning shares of Common Stock of the Company subject to unexercised options held at October 30, 2005 by the Named Executive Officers:

                               SHARES                          NUMBER OF SHARES
                               DEEMED                       UNDERLYING UNEXERCISED          VALUE OF IN-THE-MONEY
                              ACQUIRED        VALUE       OPTIONS AT FISCAL YEAR-END     OPTIONS AT FISCAL YEAR-END
NAME                        ON EXERCISE     REALIZED      (EXERCISABLE / UNEXERCISABLE) (EXERCISABLE / UNEXERCISABLE)
----                        -----------     --------      ----------------------------- -----------------------------
William Shaw                    --             --                  45,000/-               $        -/-
Steven A. Shaw                  --             --                  38,000/6,000           $    37,870/47,880
Jerome Shaw                     --             --                  45,000/-               $    25,501/-
James J. Groberg              6,000        $80,157                 29,300/-               $    18,103/-
Thomas Daley                11,150         78,175(1)               7,100/3,000            $       297/360
Howard B. Weinreich             --             --                  19,000/3,000           $    28,635/23,940


(1) Includes $41,500 paid by Mr. Daley into the Company's General Counsel's escrow account in accordance with the findings of the Company's Audit Committee. See "Related Party Transactions".

COMPENSATION OF DIRECTORS

Each director of the Company who is not an officer or employee of the Company receives a director's fee at the annual rate of $45,000 ($50,000 in the case of Mark N. Kaplan in view of his additional responsibilities as Chair of the Audit Committee) and is also reimbursed for out-of-pocket expenses related to his services. The Board of Directors determined that Mr. Kaplan receive an additional fee of $50,000 as Chair of the Audit Committee and Mr. Turner and Ms. Havell each receive an additional fee of $30,000 for their services on the Audit Committee during the 2005 fiscal year, which amounts were paid during the fiscal year.

Mark N. Kaplan holds an option to purchase 7,500 shares of the Company's Common Stock at an exercise price of $40.03 which expires on January 25, 2008.

EMPLOYMENT AND TERMINATION AGREEMENTS

The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the employment of each in his present executive capacity at an annual base salary which is presently $485,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The employment term under each employment agreement continues until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death if his death shall have occurred while employed as an executive, 2.25 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the first ten years of the consulting period or 1.5 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the remainder of the consulting period. Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control", as defined in the agreements, of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

Under their employment agreements, William Shaw and Jerome Shaw are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause," as defined in the agreement. William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control," as defined in the agreement, of the Company shall have occurred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.

The Company is a party to an employment agreement with Thomas Daley, effective as of the beginning of the Company's 2004 fiscal year, which provides for his continued employment as a Senior Vice President of the Company at an annual base salary which is presently $249,995 (subject to increases from time to time, at the discretion of the Company). In addition, the agreement provides for quarterly incentives and a year end improvement bonus which are based upon the profitability of certain business units. The employment term under the employment agreement is "at will" and may be terminated by either the Company or Mr. Daley by giving notice to terminate such employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Decisions regarding the cash compensation of the Company's co-chief executive officers are made either by the Compensation Committee or the Board of Directors, on recommendation of the Compensation Committee.

RELATED PARTY TRANSACTIONS

During the Company's fiscal year ended October 30, 2005, Troutman Sanders LLP, of which firm Lloyd Frank has been Counsel since April 1, 2005, provided legal services to the Company. The Company paid or accrued $313,000 to that firm for such services. Prior thereto, the Company paid an additional $573,000 to Jenkens & Gilchrist Parker Chapin LLP, the law firm of which Mr. Frank was Counsel from November 1, 2004 through March 31, 2005, for services rendered by that firm while Mr. Frank was Counsel to it. Troutman Sanders LLP has been retained to provide legal services to the Company during fiscal 2006.

During the Company's fiscal year ended October 30, 2005, Hinckley, Allen & Snyder LLP, of which firm Bruce G. Goodman is a partner, provided legal services to the Company for which it was paid $5,000, and that firm has been retained to provide legal services to the Company during fiscal 2006.

The Company renders various payroll and related services to a corporation primarily owned by Steven A. Shaw, an officer and director, for which the Company received approximately $5,000 in excess of its direct costs in fiscal 2005. Such services are performed on a basis substantially similar to those performed by the Company for and at substantially similar rates as charged by the Company to unaffiliated third parties. In addition, the Company rents approximately 2,600 square feet of office space to that corporation in the Company's El Segundo, California facility (which space is located within the Company's facility and shares common areas), which the Company does not require for its own use, on a month-to-month basis at a rental of $1,750 per month. Based on the nature of the premises and a report from a real estate broker, the Company believes the rent is a fair and reasonable rate for the space.

In 2005, after an investigation conducted by independent counsel appointed by the Audit Committee of the Board of Directors, the Audit Committee concluded that Mr. Thomas Daley, an executive officer of the Company, had, in July, 2005, exercised options and sold the underlying shares of stock of the Company in violation of the Company's Insider Trading Policy. The Audit Committee required Mr. Daley to pay $31,500, representing the difference between the price at which Mr. Daley sold the stock and the average market price of the Company's stock over the three days following the Company's release of its 3rd quarter results, and pay a further penalty of $10,000. These moneys have been paid by Mr. Daley to the Company's General Counsel's attorney escrow account. The matter was self-reported on behalf of the Company to the SEC, which has advised independent counsel to the Audit Committee that no enforcement action has been recommended at this time. In connection with this matter, the Audit Committee recommended that the Company advance Mr. Daley's legal fees upon his entering into a written agreement to repay such fees if it were ultimately determined that he was not entitled to be indemnified for legal expenses under applicable law. The Company has advanced to date $95,800 directly to Mr. Daley's attorneys in connection with such matter. The Company has also paid to date legal fees of the independent counsel to the Audit Committee of approximately $260,000 associated with this matter.

The brother of Daniel Hallihan, an executive officer of the Company, was employed during fiscal 2005 in the Company's Computer Systems segment in an inventory control position for a compensation that is less than that specified in Item 404 of Regulation S-K. The Company believes that he has been employed on the same terms that the Company would employ a similarly situated unrelated individual.

From time to time the Company has employed, and will continue to employ, relatives of executive officers, as well as relatives of other full time employees, during the summer months and in its Staffing Solutions Group. The Company believes that it has always employed, and will continue to employ, those individuals on substantially the same terms that it employs unrelated individuals.

REPORT WITH RESPECT TO EXECUTIVE COMPENSATION DETERMINATIONS

The following report with respect to the Company's compensation policies applicable to the determination of the compensation of the Company's executive officers for fiscal 2005 is presented by the Compensation Committee.

EXECUTIVE COMPENSATION. Compensation of executive officers is comprised of salary as a base compensation and bonuses.

All determinations as to the compensation of an executive officer who is also a member of the Board of Directors are made on an individual basis by the Compensation Committee after consultation with senior management or by the Board of Directors on the recommendation of the Compensation Committee. In making its decisions as to base salary, the Compensation Committee gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without ascribing specific weights to these factors. Bonuses are based upon the Company's, a segment's or a division's performance, as well as the executive's overall performance, contribution toward the Company's profitability, meeting corporate objectives and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation (salary and bonuses) of executive officers who are not members of the Board of Directors is determined by senior management utilizing similar subjective criteria.

The  Company  has  utilized  stock  options  to  provide   long-term   incentive
compensation to key employees, including executive officers, of the Company and its subsidiaries.

CO-CHIEF EXECUTIVE OFFICER COMPENSATION. The annual compensation of William Shaw, the Company's Chief Executive Officer, is fixed under the terms of his Employment Agreement with the Company (discussed under "Executive Remuneration -- Employment and Termination Agreements," above), subject to increases and additional compensation, including bonus, from time to time, at the discretion of the Board of Directors. In determining whether to increase Mr. Shaw's base salary or award bonuses or other additional compensation, the Board of Directors uses similar criteria as it does for other executive officers who are directors. The annual compensation of Mr. Shaw was increased by $35,000 during fiscal 2005.

The annual compensation of Steven A. Shaw, the Company's Co-Chief Executive Officer, was increased by $50,000 to $305,000 when he was appointed to that position, and is subject to increases and additional compensation, including bonus, from time to time, at the discretion of the Board of Directors.

CERTAIN TAX LEGISLATION. Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to either of the Company's co-chief executive officers or any of the Company's four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. All of the fiscal 2005 compensation of its executive officers is tax deductible. Options previously granted by the Board are not deemed "performance based compensation" under Section 162(m). Therefore, the difference between the market value of the Company's Common Stock underlying those stock options at the date of their exercise and the exercise price of the options will be taken into account in determining whether the $1,000,000 Section 162(m) limitation is exceeded.

                                                 Respectfully,

                                                 William H. Turner, Chair
                                                 Lloyd Frank
                                                 Theresa A. Havell,
                                                 Mark N. Kaplan

SHAREHOLDER RETURN PERFORMANCE GRAPH

The Company's Common Stock has been listed on the New York Stock Exchange since May 7, 1997. The following graph compares the cumulative total shareholder return to holders of the Company's Common Stock with (a) the New York Stock Exchange Stock Market Index and (b) securities of companies traded on the New York Stock Exchange having market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (this peer group has been historically selected by the Company because the Company has operated in four diverse business segments). The comparison assumes $100 was invested on November 3, 2000 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends (the Company paid no dividends during the periods):

                     COMPARE 5-YEAR CUMULATIVE TOTAL REURN
                     AMONG VOLT INFORMATION SCIENCES, INC.
                     NYSE MARKET INDEX AND PEER GROUP INDEX

                                [GRAPH OMITTED]


                     ASSUMES $100 INVESTED ON NOV. O3, 2000
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING OCT. 30, 2005

                                                 2000        2001         2002        2003        2004        2005
                                                 ----        ----         ----        ----        ----        ----
VOLT INFORMATION SCIENCES, INC.                $100.00      $52.18       $61.84      $80.46     $133.56      $85.75
PEER GROUP INDEX                               $100.00      $62.06       $54.45      $79.21      $78.38      $80.52
NYSE MARKET INDEX                              $100.00      $83.50       $73.56      $89.55      $99.88     $111.83

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the SEC and furnish copies of those reports to the Company. Based solely upon a review of the copies of the reports furnished to the Company to date and representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended October 30, 2005 were timely filed, except for one Form 4 filed late for each of Steven
A. Shaw, Jerome Shaw and Lloyd Frank.

                    RATIFICATION OF SELECTION OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has, subject to shareholder ratification, selected Ernst & Young as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending October 29, 2006. Ernst & Young did not render consulting services to the Company during the Company's 2005 fiscal year.

AUDIT FEES

Audit fees billed by Ernst & Young for its audits of the annual financial statements of the Company and its subsidiaries for fiscal 2004 and for its reviews of the financial statements included in Quarterly Reports on Form 10-Q filed with the SEC for that year aggregated $1,128,110. For fiscal 2005 audit fees also include the performance of the audit of the Company's internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act and related regulations and aggregate $2,708,000. The Company did not, prior to filing this definitive proxy statement with the SEC, receive a final bill for audit fees from Ernst & Young. In accordance with the FAQ issued by the Office of the Chief Accountant of the SEC dated January 16, 2001 (superseded on other issues by the Application of the SEC's Rules on Auditor Independence (December 13, 2004)), the Company has asked Ernst & Young for the amount that is expected to be billed for such services, and Ernst & Young has replied that it expects to bill the Company approximately an additional $1.9 million. The Company has not yet received nor reviewed any supporting documentation for these charges.


AUDIT-RELATED FEES

Audit-related fees for services rendered in connection with employee benefit plans and other accounting consultations for fiscal 2004 were $407,300 and for fiscal 2005 were $319,200.

TAX FEES

The aggregate fees billed by Ernst & Young for tax compliance, tax advice and tax planning for fiscal 2004 were $184,200 and for fiscal 2005 were $152,200.

ANTICIPATED ATTENDANCE BY ERNST & YOUNG AT THE ANNUAL MEETING

Ernst & Young has indicated to the Company that it intends to have a representative present at the Annual Meeting who will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

REQUIRED VOTE

A resolution will be submitted to shareholders at the Annual Meeting for the ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending October 29, 2006. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy will be required to adopt this resolution. The Board of Directors recommends a vote "FOR" this resolution. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

If the resolution selecting Ernst & Young LLP as the Company's independent registered public accounting firm is adopted by shareholders, the Audit Committee of the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

                                 MISCELLANEOUS

COST OF SOLICITING PROXIES

The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

INDEMNIFICATION INSURANCE

New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. The Company maintains insurance policies from National Union Fire Insurance Company of Pittsburgh, PA, Federal Insurance Company and American Casualty Company of Reading PA covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The policies expire May 1, 2006. The annual premium cost of the policies was $692,195.

SHAREHOLDER PROPOSALS

From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be included in the Company's proxy statement and form of proxy to be used in connection with the Company's 2007 Annual Meeting of Shareholders must be received by the Company by October 31, 2006. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 560 Lexington Avenue, New York, New York 10022-2928.

The Company's by-laws, as amended, require shareholders who intend to nominate directors or propose business at any annual meeting to provide advance notice of such intended action, as well as certain additional information, to the Company. Such notice and information must be timely received by the Secretary of the Company at 560 Lexington Avenue, New York, New York 10022-2928 not less than 120 nor more than 150 days prior to the anniversary date of the notice of the annual meeting of shareholders held in the immediately preceding year. However, in the event the date of the annual meeting is changed by more than 30 days from the one year anniversary date of the date the annual meeting was held in such immediately preceding year and less than 130 days informal notice to shareholders or other public disclosure of the date of the annual meeting in the current year is given or made, advance notice of nominations or business proposed by a shareholder must be received by the Company not later than the close of business on the tenth calendar day following the date on which formal or informal notice or public disclosure of the date of the annual meeting is mailed or otherwise first publicly announced, whichever first occurs. Copies of the by-law provision are available upon request made to the Secretary of the Company.

                                        By Order of the Board of Directors

                                               Jerome Shaw, Secretary

New York, New York
February 28, 2006

                                    EXHIBIT A

                         VOLT INFORMATION SCIENCES, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors known as the Audit Committee. The Audit Committee shall be composed of three or more directors, appointed by the Board of Directors, who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Members will be financially literate and at least one will have accounting or related financial management expertise. Audit Committee members shall meet the requirements of the listing standards of the New York Stock Exchange. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any questions brought before any meeting of the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the publicly distributed financial reports of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to oversee the corporate accounting and reporting practices of the Company, relative to internal controls and generally accepted accounting principles. In so doing, the Audit Committee should maintain free and open means of communication between the directors, the independent registered public accounting firm, the internal auditors, and the financial management of the Company.

In  carrying  out its  responsibilities,  the Audit
Committee will:

1. Appoint, compensate and oversee the work of any independent registered public accounting firm engaged to perform any audit, review or attest services for the Company and its divisions and subsidiaries.

2. Have a clear understanding with the independent registered public accounting firm that it is ultimately accountable to the Audit Committee.

3. Review the independence and performance of the independent registered public accounting firm.

4. Meet with the independent registered public accounting firm and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit, review such audit, including comments or recommendations of the independent registered public accounting firm.

5. Review with the independent registered public accounting firm, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such controls or particular areas where new or more detailed controls or procedures are desirable. Discuss with the independent registered public accounting firm significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

6.       Review the  internal  audit  function  of the  Company,  including  its independence, authority, reporting obligations, organizational structure, staff qualifications and the proposed internal audit plans for the current year.

7. Review the Company's annual audited financial statements prior to filing or distribution with management and the independent registered public accounting firm to determine that the independent registered public accounting firm is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

8. Review with financial management and the independent registered public accounting firm the Company's quarterly financial results, and discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent registered public accounting firm in accordance with Statement of Auditing Standards 61.

9.       Review with financial management and the independent  registered public
         accounting  firm  their  judgments  about  the  accounting   principles
         employed by the Company.

10. Provide sufficient opportunity for the internal auditors and the independent registered public accounting firm to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent registered public accounting firm's evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent registered public accounting firm received during the course of the audit.

11. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

12. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

13. Review and reassess the adequacy of this charter at least annually. Submit this charter to the Board of Directors for approval and have this charter published at least every three years in accordance with Securities and Exchange Commission regulations.

14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Audit Committee except to the extent otherwise provided under the New York law which shall continue to set the legal standard for the conduct of the members of the Committee.


[X] PLEASE MARK VOTES                                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                              VOLT INFORMATION SCIENCES, INC.

Solicited On Behalf Of The Board Of Directors For Annual
Meeting Of Shareholders Of Volt Information Sciences, Inc

                                                                                           WITH-  FOR ALL
                                                                                   FOR     HOLD    EXCEPT
The  undersigned   hereby  appoints    C                                           [_]     [_]      [_]
WILLIAM   SHAW,   JEROME  SHAW  and    O   1.  Election  of   Directors:   The
HOWARD B.  WEINREICH,  jointly  and    M   election of the  following to serve
severally,  Proxies with full power    M   as Class I directors:
of substitution,  to vote on behalf    O
of the  undersigned  at the  Annual    N   Lloyd Frank    Bruce G. Goodman
Meeting  of  Shareholders  of  VOLT        Mark N. Kaplan Steven A. Shaw
INFORMATION  SCIENCES,  INC.  to be
held on April 6,  2006,  and at any        INSTRUCTION:  To withhold authority
adjournments    or    postponements        to vote for any individual nominee,
thereof,   as  indicated  upon  the        mark  "For All  Except"  and  write
following  matters as  described in        that  nominee's  name in the  space
the   Notice   of    Meeting    and        provided below.
accompanying     Proxy    Statement        ___________________________________
related to such meeting, receipt of                                                FOR   AGAINST  ABSTAIN
which  is  acknowledged,  and  with                                                [_]     [_]      [_]
discretionary power upon such other
business  as may  come  before  the        2.  The   proposal  to  ratify  the
meeting, according to the number of        action  of the Audit  Committee  of
votes   and   as   fully   as   the        the   Board   of    Directors    in
undersigned  would be  entitled  to        appointing Ernst & Young LLP as the
vote if personally present,  hereby        Company's  independent   registered
revoking   any   prior   Proxy   or        public   accounting  firm  for  the
Proxies.                                   fiscal year ending October 29, 2006.

                                           The Board of Directors recommends a
                         Date              vote    for   the    election    of
Please be sure to sign ------------------  each nominee to serve as a director
 and date this Proxy                       and for  Proposal  2 set  forth  in
-----------------------------------------  this Proxy.

                                           Each properly  executed  Proxy will
                                           be   voted   in   accordance   with
-----------------------------------------  the specifications made above. If no
Shareholder sign above--Co-holder (if any) specification    is    made,    the
                         sign above        shares represented  by  this  Proxy
                                           will be voted FOR the  election  of
                                           all   listed   nominees   and   FOR
                                           Proposal 2.

                                             The Submission Of This Proxy, If
                                                     Executed Properly,
                                                  Revokes All Prior Proxies.

+                                                                              +
--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                        VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE:  Please sign your name or names exactly as set forth  hereon.  For jointly owned  shares,  each  owner  should  sign.  If signing  as  attorney,  executor, administrator,  trustee or guardian,  please indicate  the capacity in which you are  acting.  Proxies  executed  by  corporations  should  be  signed  by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------

------------------------------------

------------------------------------


[X] PLEASE MARK VOTES                                      REVOCABLE PROXY
    AS IN THIS EXAMPLE                              VOLT INFORMATION SCIENCES, INC.

Solicited On Behalf Of The Board Of Directors For Annual
Meeting Of Shareholders Of Volt Information Sciences, Inc

                                                                                           WITH-  FOR ALL
                                                                                   FOR     HOLD    EXCEPT
The  undersigned   hereby  appoints    S                                           [_]     [_]      [_]
WILLIAM   SHAW,   JEROME  SHAW  and    A   1.  Election  of   Directors:   The
HOWARD B.  WEINREICH,  jointly  and    V   election of the  following to serve
severally,  Proxies with full power    I   as Class I directors:
of substitution,  to vote on behalf    N
of the  undersigned  at the  Annual    G   Lloyd Frank    Bruce G. Goodman
Meeting  of  Shareholders  of  VOLT    S   Mark N. Kaplan Steven A. Shaw
INFORMATION  SCIENCES,  INC.  to be
held on April 6,  2006,  and at any    P   INSTRUCTION:  To withhold authority
adjournments    or    postponements    L   to vote for any individual nominee,
thereof,   as  indicated  upon  the    A   mark  "For All  Except"  and  write
following  matters as  described in    N   that  nominee's  name in the  space
the   Notice   of    Meeting    and        provided below.
accompanying     Proxy    Statement        ___________________________________
related to such meeting, receipt of                                                FOR   AGAINST  ABSTAIN
which  is  acknowledged,  and  with                                                [_]     [_]      [_]
discretionary power upon such other
business  as may  come  before  the        2.  The   proposal  to  ratify  the
meeting, according to the number of        action  of the Audit  Committee  of
votes   and   as   fully   as   the        the   Board   of    Directors    in
undersigned  would be  entitled  to        appointing Ernst & Young LLP as the
vote if personally present,  hereby        Company's  independent   registered
revoking   any   prior   Proxy   or        public   accounting  firm  for  the
Proxies.                                   fiscal year ending October 29, 2006.

                                           This  Proxy  also  provides  voting
                         Date              instructions to the trustee of Volt
Please be sure to sign ------------------  Information Sciences,  Inc. Savings
 and date this Proxy                       Plan.
-----------------------------------------
                                           The Board of Directors recommends a
                                           vote    for   the    election    of
                                           each nominee to serve as a director
-----------------------------------------  and for  Proposal  2 set  forth  in
Shareholder sign above--Co-holder (if any) this Proxy.
                         sign above
                                           Each properly  executed  Proxy will
                                           be   voted   in   accordance   with
                                           the specifications made above. If no
                                           specification    is    made,    the
                                           shares represented  by  this  Proxy
                                           will be voted FOR the  election  of
                                           all   listed   nominees   and   FOR
                                           Proposal 2.

                                             The Submission Of This Proxy, If
                                                     Executed Properly,
                                                  Revokes All Prior Proxies.

+                                                                              +
--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                        VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE:  Please sign your name or names exactly as set forth  hereon.  For jointly owned  shares,  each  owner  should  sign.  If signing  as  attorney,  executor, administrator,  trustee or guardian,  please indicate  the capacity in which you are  acting.  Proxies  executed  by  corporations  should  be  signed  by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------

------------------------------------

------------------------------------